                                                                 EXHIBIT 1.1




                                UTI ENERGY CORP.

                               5,915,500 Shares(1)

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                             _____________, 1997


PRUDENTIAL SECURITIES INCORPORATED
LEHMAN BROTHERS INC.
RAUSCHER PIERCE REFSNES, INC.
SIMMONS & COMPANY INTERNATIONAL
  As a Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Dear Sirs:

                 Each of UTI Energy Corp., a Delaware corporation (the "Company"), the selling securityholders set forth in Schedule 1-A hereto (the "Selling Securityholders"), and the selling securityholders set forth on
Schedule 1-B hereto (the "Additional Securityholders"), hereby confirms its agreement with the several underwriters named in Schedule 2 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell, and each Selling Securityholder proposes to sell, to the several Underwriters an aggregate of 1,575,000 shares and 4,340,500 shares, respectively (the "Firm Securities"), of the Company's Common Stock, par value $.001 per share ("Common Stock"). The Company also proposes to issue and sell to the several Underwriters not more than 414,825 additional shares of Common Stock and the Additional Selling Securityholders propose to sell to the several Underwriters not more than 112,500 additional shares of Common Stock and warrants to purchase 360,000 shares of Common Stock having an exercise price of $1 43/48 per share (the "Warrants"), if requested by the Representatives as provided in Section 4 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such options, including the shares of Common Stock





__________________________________

(1) Plus options to purchase from the Company up to 414,825 additional shares and from the Additional Selling Securityholders up to 112,400 additional shares and warrants to purchase 360,000 shares to cover over-allotments.


                                     -1-
                                                 Draft Dated September 26, 1997
issuable upon the exercise of the Warrants, are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities".

         2. Representations and Warranties of the Company and Drum. The Company and Vaughn E. Drum ("Drum") jointly and severally represent and warrant to, and agree with, each of the several Underwriters that:

                 (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on such Form (File No. 333-35109) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rule 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including (A) all financial schedules and exhibits thereto, (B) all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rule 434(c)(2) and 424(b), in the Integrated Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto





                                        -2-
                                                 Draft Dated September 26, 1997

         (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act the term "Prospectus" means:

                 (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements:

                 (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

                 (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement, including, in the case of clauses (A),
                 (B) or (C) of this sentence, all documents incorporated by reference therein filed under the Exchange Act; the term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the Term "Term Sheet" means any abbreviated term sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, Integrated Prospectus or registration statement, as the case may be; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission.

                 (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder, and
         (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements





                                        -3-
                                                 Draft Dated September 26, 1997
         therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), each of the Prospectus, and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) and the Act, the Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                 (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective
         (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                 (d) Schedule 3 hereto is a complete and accurate schedule of (i) the names and jurisdictions of organization of all corporations, partnerships and joint ventures (the "Subsidiaries") in which the Company has a direct or indirect majority equity interest and which is required to be listed on Exhibit 21 to an Annual Report on Form 10-K of the Company if such report were to be filed with the Commission at the time of the execution and delivery of this Agreement. The Company and each of the Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to do so or qualify or be in good standing would not have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").





                                        -4-
                                                 Draft Dated September 26, 1997

                 (e) The Company and each of its subsidiaries have full corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus; and the Company has full corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                 (f) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims except as set forth on Schedule 3 hereto.

                 (g) The Company has an authorized, issued and outstanding capitalization as set forth in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith and the exercise of the Warrants by the Underwriters in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

                 (h) The capital stock of the Company conforms to the description thereof contained in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

                 (i) Except as described or specifically referred to in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), there are not outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                 (j) The historical consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the





                                        -5-
                                                 Draft Dated September 26, 1997

         Company and its consolidated subsidiaries and the results of operations and the cash flows of the Company and its consolidated subsidiaries at the respective dates and for the respective periods to which they apply. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Consolidated Financial Data" in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, fairly present, on the basis stated in each of Prospectus and any Integrated Prospectus (or such Preliminary Prospectus), the information included therein.

                 (k) Ernst & Young, LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their reports with respect to the audited consolidated financial statements and schedules included in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are independent public accountants within the meaning of the Act, the Exchange Act and the related published rules and regulations thereunder.

                 (l) Coopers & Lybrand L.L.P., who have certified certain financial statements of Quarles Drilling Company and delivered their report with respect to such financial statements included or incorporated by reference in the Registration Statement and each of the Prospectus and any Integrated prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are independent public accountants within the meaning of the Act, the Exchange Act and the related published rules and regulations thereunder.

                 (m) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited under applicable law.

                 (n) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or filed as required.





                                        -6-
                                                 Draft Dated September 26, 1997

                 (o) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the Registration Statement is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries except for such conflicts, defaults, violations, creations or impositions that would not affect the consummation of the Agreement or the issuance of the Securities or have a Material Adverse Effect.

                 (p) Subsequent to the respective dates as of which information is given in the Registration Statement the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its subsidiaries has sustained any loss that is material to the Company and its subsidiaries taken as a whole or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries taken as a whole, except in each case as described in or contemplated by the each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                 (q) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders and Additional Selling Securityholders under this Agreement and except in connection with acquisitions by the Company or its subsidiaries of assets or businesses in the oilfield services industry).





                                        -7-
                                                 Draft Dated September 26, 1997

                 (r) The Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                 (s) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus): (1) the Company and its subsidiaries, prior to the Firm Closing Date, have not entered into any transaction not in the ordinary course of business that is material to the Company and its subsidiaries taken as a whole; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (t) The Company and each of its subsidiaries have good title in fee simple to all items of real property and good title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material to the Company and its subsidiaries taken as a whole and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (v) The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any





                                        -8-
                                                 Draft Dated September 26, 1997
         such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) .

                 (w) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and is not subject to regulation as an investment company under the 1940 Act. This transaction will not cause the Company to become an investment company subject to registration under such Act.

                 (x) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that would not have a Material Adverse Effect that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (y) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, have a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (z) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement or in connection with the payment of the purchase price and delivery of the certificates for the Firm Securities or the Option Securities shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.





                                        -9-
                                                 Draft Dated September 26, 1997

         3.      Representations and Warranties of the Selling Securityholders.

                 Each Selling Securityholder represents and warrants to, and agrees with, each of the several Underwriters that:

                 (a) Such Selling Securityholder has full power (corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary corporate and other action of such Selling Securityholder; and this Agreement has been duly executed and delivered by such Selling Securityholder.

                 (b) Such Selling Securityholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Securityholder, the "Power-of-Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representatives, appointing Mark S. Siegel, Vaughn E. Drum and P. Blake Dupuis, and each of them, as such Selling Securityholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Securityholder and appointing Chase Mellon Shareholder Services as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Securityholder has full power (corporate and other) to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. The execution and delivery of the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary corporate and other action of such Selling Securityholder; the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Securityholder. Such Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Securityholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Securityholder, by operation of law or otherwise, whether in the case of any individual Selling Securityholder by the death or incapacity of such Selling Securityholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Securityholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Securityholder, trustee or





                                        -10-
                                                 Draft Dated September 26, 1997
         executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

                 (c) Such Selling Securityholder has valid title to the Securities to be sold by such Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, and the payment of the exercise price with respect to any Securities issuable on exercise of the Warrants, the Underwriters will receive valid title to such Securities free and clear of any adverse claims, assuming that the Underwriters have acquired such Securities for value, in good faith and without notice of any adverse claim.

                 (d) Such Selling Securityholder has not, directly or indirectly, (i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

                 (e) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder specifically for use therein, such Preliminary Prospectus did, and the Registration Statement and the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will, with respect to such information, conform in all material respects to the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and will, with respect to such information, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Such Selling Securityholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Securityholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate.

                 (f) The sale by such Selling Securityholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).





                                        -11-
                                                 Draft Dated September 26, 1997

                 (g) The sale of the Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder or any of its subsidiaries is a party or by which such Selling Securityholder or any of its subsidiaries or any of such Selling Securityholder's properties are bound, or the charter documents or by-laws of such Selling Securityholder or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder or any of its subsidiaries."

                 (h) The Selling Securityholders have not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the shares, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

         4. Purchase, Sale and Delivery of the Securities. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and each of the Selling Securityholders, severally and not jointly, agrees to sell, to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $_______ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 2 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and each of the Selling Securityholders to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account designated by the Company and each of the Selling Securityholder. Such delivery of and payment for the Firm Securities shall be made at the offices of Baker & Botts, L.L.P., One Shell Plaza, 910 Louisiana, Houston, Texas 77002 at 9:30 A.M., New York City time, on ____________, 1997, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 11 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company and each of the Selling Securityholders will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer





                                        -12-
                                                 Draft Dated September 26, 1997
agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

         (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company and Drum hereby grant to the several Underwriters an option to purchase, severally and not jointly, the Option Securities to be sold by them. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 4, plus if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend", an amount equal to the dividend payable on such Option Securities. For purposes of covering any over-allotments in connection with the distribution and sale of Option Securities as contemplated by the Prospectus, Remy Capital Partners III, L.P. ("Remy"), Remy Investors and Consultants, Incorporated ("Remy Consultants") and Kenneth N. Berns hereby grant to the several underwriters an option to purchase, severally and not jointly, Warrants to purchase 165,000, 165,000 and 30,000 shares of Common Stock, respectively, at an exercise price of $1 43/48 per share. The purchase price to be paid for such Warrants shall be at a price per Warrant to purchase one share of Common Stock equal to the price per share for the Firm Securities set forth above in paragraph (a) of this Section 4 less the warrant exercise price, plus, if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend", an amount equal to the dividend payable on such Option Securities. The options granted hereby may be exercised as to all or any part of the Option Securities, including for this purpose, the Warrants, from time to time within 30 days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such options. The Representatives may from time to time exercise the options granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company and the Additional Selling Securityholders as to the number of Option Securities (including the number of Warrants pursuant to which Securities may be issuable) as to which the several Underwriters are then exercising the options and the date and time for delivery of and payment for such Option Securities or Warrants. The exercise of such options shall be effected on a pro rata basis between the Company and the Additional Selling Securityholders. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 11 hereof, is herein called the "Option Closing Date" with respect to such Option Securities and Warrants. Upon the exercise of the options as provided herein, the Company and the Additional Selling Securityholders shall become obligated to sell to each of the Underwriters and, subject to the terms and conditions set forth herein, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company and such Additional Selling Securityholders, the same percentage of the total number of the Option Securities (including for this purpose the number of Warrants to purchase Securities) as to which the several Underwriters are then exercising the options as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional Shares. If the options





                                        -13-
                                                 Draft Dated September 26, 1997
are exercised as to all or a portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 4, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively. With respect to the exercise of the options as to all or a portion of the Warrants to purchase Option Securities, such Warrants shall be assigned to the Underwriters on the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the options as such Underwriter is obligated to purchase the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional Shares. The Company agrees to issue the shares of Common Stock subject to such Warrants, upon payment by the Underwriters to the Company of the Exercise Price with respect to such Warrants.

         (c) The Company, each Selling Securityholder and each Additional Selling Securityholder acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities or Warrants does not constitute a closing of a purchase and sale of the Securities or Warrants.
Only execution and delivery of a receipt for Securities or Warrants, as the case may be, by the Underwriters indicates completion of the closing of a purchase of the Securities or Warrants as the case may be, from the Company and each Selling Securityholder or Additional Selling Securityholder. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of Securities or Warrants, as the case may be, the Company, each Selling Securityholder and each Additional Selling Securityholder acknowledge that until the Underwriters execute and deliver a receipt for the Securities or Warrants as the case may be, by facsimile or otherwise, the Company and each Selling Securityholder will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities or Warrants is not completed and the wire funds are not returned by the Company and each Selling Securityholder or Additional Selling Securityholder to the Underwriters on the same day the wired funds were received by the Company, the Company and each Selling Securityholder and Additional Selling Securityholder agree to pay to the Underwriters in respect of each day the wire funds are not returned by the Company or any Selling Securityholder or Additional Selling Securityholder, as the case may be, in same-day funds, interest on the amount of such wire funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

         (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities or Warrants to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         5. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.





                                        -14-
                                                 Draft Dated September 26, 1997

         6. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                 (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of each of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus or the amendment referred to in the third sentence of
         Section 2(a) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent; provided, that the foregoing provision of this clause (ii) does not prohibit the Company from making filings with the Commission of statements and reports that it reasonably believes are required to be made under the Exchange Act. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus and any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                 (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Prospectus and any required Integrated Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, or the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made





                                        -15-
                                                 Draft Dated September 26, 1997
         by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus the Prospectus and any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                 (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may reasonably designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                 (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement, the Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 6(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus or any Integrated Prospectus that corrects such statement or omission or effects such compliance.

                 (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time on such date of
         (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                 (f) The Company, as soon as practicable when required, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of





                                        -16-
                                                 Draft Dated September 26, 1997
         the Company and its subsidiaries that satisfies the provisions of
         Section 11(a) of the Act and Rule 158 thereunder.

                 (g) The Company will apply the net proceeds to the Company from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus or any Integrated Prospectus.

                 (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date hereof, except pursuant to this Agreement and except for issuances pursuant to the exercise of warrants outstanding on the date hereof and for the grant of options pursuant to the Company's employee stock option plans existing on the date hereof and the issuance of Common Stock upon the exercise of such options and except for issuances of additional shares of Common Stock or rights to acquire Common Stock in connection with acquisitions of businesses or assets or other business combinations, provided that the Company will not grant any demand registration rights covering any shares issued in connection with any such acquisition or business combination that are exercisable prior to 90 days following the date of this Agreement.

                 (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders and Additional Selling Securityholders under this Agreement and except in connection with acquisitions by the Company or its subsidiaries of assets or businesses in the oilfield services industry).

                 (j)      The Company will obtain the agreements described in
         Section 9(f) hereof prior to the Firm Closing Date.

                 (k) If at any time during the 30-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus and any Integrated Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, consult with you concerning the necessity and substance of a press release or other public statement responding to or commenting on such rumor, publication or event.





                                        -17-
                                                 Draft Dated September 26, 1997

                 (l) If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act.

                 (m) The Company will use its best efforts to cause the Securities to be duly authorized for listing by the American Stock Exchange.

         7. Covenants of Selling Securityholders and Additional Selling Securityholders.

                 (a) Each Selling Securityholder and Additional Selling Securityholders will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Securities legally or beneficially owned by such Selling Securityholder or any securities convertible into, or exchangeable or exercisable for, Securities for a period of 90 days after the date hereof except in connection with any transfer of any Securities to a related party that agrees to be bound by this restriction.

                 (b) Such Selling Securityholder will not, directly or indirectly, (i) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities (except for the sale of Securities by the Selling Securityholders under this Agreement).

                 (c) Each Selling Securityholder agrees to deliver to you prior to or at the Firm Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulation in lieu thereof).

         8. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 13 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission (and the National Association of Securities Dealers, Inc.) relating to the Securities,





                                        -18-
                                                 Draft Dated September 26, 1997

         (vii) the listing of the Securities on the American Stock Exchange,
         (viii) meetings with prospective investors in the Securities (other than shall have been arranged by the Representatives or specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 13 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         9. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and each Selling Securityholder contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's and each Selling Securityholder's officers made pursuant to the provisions hereof, to the performance by the Company and each Selling Securityholder of its covenants and agreements hereunder and to the following additional conditions:

                 (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective not later than the earlier of
         (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any Integrated Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of





                                        -19-
                                                 Draft Dated September 26, 1997
         the Commission for additional information (to be included in the Registration Statement, or the Prospectus or any Integrated Prospectus or otherwise).

                 (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Fulbright & Jaworski, L.L.P., counsel for the Company, to the effect that:

                          (i) the Company and each of its subsidiaries listed in Schedule 3 hereto (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation;

                          (ii) the Company and each of the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or any Integrated Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

                          (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as noted in such opinion, to such counsel's knowledge, are owned beneficially by the Company free and clear of any perfected security interest;

                          (iv) the Company has an authorized, capitalization as set forth in the Prospectus; the Securities, other than the Securities issuable on exercise of the Warrants, have been duly authorized and validly issued and are fully paid and nonassessable; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly authorized for listing, subject to official notice of issuance, on the American Exchange; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities under the Delaware General Corporation Law or the Company's Certificate of Incorporation or by-laws; and to such counsel's knowledge, except as disclosed in the Prospectus, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement or to any preemptive or other rights to subscribe for any of the Securities that are contained in any agreements described in clause (viii) (B) of this Section 9(b);

                          (v) the Common Stock conforms in all material respects to the description thereof set forth under the heading "Description of Capital Stock" in the Prospectus;

                          (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;





                                        -20-
                                                 Draft Dated September 26, 1997

                          (vii) to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement and any Integrated Prospectus and are not described therein; and, to such counsel's knowledge, no contract or other document is required to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                          (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not: (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority having jurisdiction over the Company, except such as have been obtained or such as may be required under state securities or blue sky laws; (B) conflict with or result in a breach of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other instrument relating to the borrowing of money known to such counsel to which the Company or any Subsidiary is bound or any other agreement identified to such counsel by the Company as being material to the Company and the Subsidiaries, taken as a whole; or (C) violate the certificate of incorporation or by-laws of the Company or the charter documents or by-laws of any of the Subsidiaries; or (D) violate any statute or judgment, decree, order, rule or regulation of any court or other governmental authority or arbiter known to such counsel to be applicable to the Company or any of the Subsidiaries;

                          (ix) the Registration Statement has become effective under the Act and, to such counsel's knowledge, and no stop order suspending the effectiveness of the Registration Statement or any post- effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto has been issued, and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission; and

                          (x) the Registration Statement and the Prospectus (excluding the financial statements and other financial or statistical information contained or incorporated by reference therein and any information furnished by the Underwriters, the Selling Securityholders or the Additional Selling Securityholders, as to which such counsel need express no opinion) comply or their face as to form in all material respects with the applicable requirements of the Act and the respective rules and regulations of the Commission thereunder.

Such counsel shall also state that it has participated in conferences with officers and other representatives of the Company, the Underwriters, the Selling Securityholders and the Additional Selling Securityholders, counsel to the Underwriters and representatives of the independent public





                                        -21-
                                                 Draft Dated September 26, 1997
accountants of the Company and with your representatives, at which conferences the contents of the Registration Statement and the Prospectus were discussed. Although such counsel need not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and need not make any representation that it has independently verified the accuracy, completeness or fairness of such statements, such counsel shall state that on the basis of the foregoing and the information disclosed to it (relying as to materiality to a large extent upon the officers and other representatives of the Company, the Underwriters, Selling Securityholders and Additional Selling Securityholders),
(i) no facts came to its attention that lead it to believe that the Registration Statement, as of the time it was declared effective under the Act, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (it being understood that such counsel need not express any view with respect to the financial statements, including the notes and schedules thereto and the auditor's report thereon, or any other information of a financial, numerical, statistical or accounting nature set forth or referred to in the Registration Statement or any document incorporated therein by reference or any exhibits thereto), and (ii) no facts have come to such counsel's attention that lead it to believe that the Prospectus, as of the time it was filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any view with respect to the financial statements, including the notes and schedules thereto and the auditor's report thereon, or any other information or a financial, numerical, statistical or accounting nature set forth or referred to in the Prospectus or any document incorporated therein by reference).

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

                 References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                 (c) The Selling Securityholders shall have furnished to the Representatives the opinion of ________________________, counsel for the Selling Securityholder[s], dated the Closing Date, to the effect that:

                          (i)     each Selling Securityholder has full
                 corporate and other power to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by such Selling Securityholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary corporate and other action of each Selling Securityholder; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by each Selling Securityholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid,





                                        -22-
                                                 Draft Dated September 26, 1997
                 binding and enforceable instruments of such Selling Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                          (ii) the delivery by each Selling Securityholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Securityholder against payment therefor as provided herein, will convey valid title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects;

                          (iii)   the sale of the Securities to the
                 Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of the charter documents or by-laws of such Selling Securityholder or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder or any of its subsidiaries.

                 In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

                 References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

                 (d) The Representatives shall have received an opinion, dated the Firm Closing Date, of Baker & Botts, L.L.P., One Shell Plaza, 910 Louisiana, Houston, Texas 77002, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus or any Integrated Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (e) The Representatives shall have received from Ernst & Young LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                          (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act, and the Exchange Act and the applicable rules and regulations thereunder;





                                        -23-
                                                 Draft Dated September 26, 1997

                          (ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                          (iii) on the basis of a reading of the latest available interim unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                                  (A) the unaudited condensed consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus; and

                                  (B)      at a specific date not more than
                          five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the June 30, 1997 unaudited condensed consolidated balance sheet included in the Registration Statement, the Prospectus and any Integrated Prospectus, or for the period from July 1, 1997 to such specified date there were any decreases, as compared with the corresponding period in the preceding year and with a period of corresponding length ending on June 30, 1997, in net revenues, net income before income taxes or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter;

                          (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are





                                        -24-
                                                 Draft Dated September 26, 1997
                 derived from the general accounting records of the Company and its consolidated subsidiaries and are included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

                          (v) on the basis of a reading of the unaudited pro forma condensed consolidated financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                 In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                 References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                 (f) The Representatives shall have received from Coopers & Lybrand, L.L.P. a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                          (i) they are independent accountants with respect to the Company and its consolidated subsidiaries and Quarles Drilling Corporation within the meaning of the Act, and the Exchange Act and the applicable rules and regulations thereunder;

                          (ii) in their opinion, the financial statements examined by them and included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable





                                        -25-
                                                 Draft Dated September 26, 1997
                 accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                 (g) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

                          (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                          (ii) no stop order suspending the effectiveness of the Registration Statement or any post- effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                          (iii) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus, neither the Company nor any of its Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus.

                 (h) The Representatives shall have received from each person who is a director or officer of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock





                                        -26-
                                                 Draft Dated September 26, 1997
         for a period of 90 days after the date of this Agreement except in connection with any transfer of any Securities to a related party that agrees to be bound by this restriction.

                 (i)      On or before the Firm Closing Date, the
         Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                 (j) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the Stock Exchange, subject to official notice of issuance.

                 All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

                 The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         10.     Indemnification and Contribution.

         (a) The Company and, subject to the provisions of Section 10(e), Drum jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                 (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

                 (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application");

                 (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus the Prospectus and any Integrated Prospectus





                                        -27-
                                                 Draft Dated September 26, 1997
         or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or

                 (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films and tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 6(d) and (a) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         (b) Each Selling Securityholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement or any amendment thereto, each Underwriter and each person who controls the Company or any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company, any such director, officer, such Underwriter or any such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any





                                        -28-
                                                 Draft Dated September 26, 1997
material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by such Selling Securityholder for use therein. Subject to the limitations set forth in the immediately preceding sentence, each Selling Securityholder, severally and not jointly, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer, such Underwriter or any such controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which any Selling Securityholder may otherwise have. Each Selling Securityholder will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         (c) Each Underwriter, severally and not jointly, will indemnity and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Securityholder and each Additional Selling Securityholder and each person, if any, who controls the Company, such Selling Securityholder or such Additional Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Securityholder, Additional Selling Securityholder or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Securityholder, Additional Selling Securityholder or controlling person in connection with





                                        -29-
                                                 Draft Dated September 26, 1997
investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (d)     Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to the indemnifying party and would make the representation of all such parties inappropriate, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 10, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

         (e) The indemnification obligations of Drum pursuant to Section 10(a) are subject to the following provision: Drum shall not have any liability under this Agreement in an amount exceeding the amount of cash received by him upon the sale of his Common Stock.

         (f) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 10 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the





                                        -30-
                                                 Draft Dated September 26, 1997
amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Securityholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholders or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Securityholder, as the case may be.

         11. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more





                                        -31-
                                                 Draft Dated September 26, 1997
of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 12 hereof. In the event of any default by one or more Underwriters as described in this Section 11, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         12. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Securityholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, and Selling Securityholder any Underwriter or any controlling person referred to in Section 10 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         13. Termination. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or any Selling Securityholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively;

                 (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results





                                        -32-
                                                 Draft Dated September 26, 1997
         of operations of the Company and its subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                 (ii) trading in the Common Stock shall have been suspended by the Commission or the American Stock Exchange or trading in securities generally on the New York or American Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on either any such exchange;

                 (iii) a banking moratorium shall have been declared by New York or United States authorities; or

                 (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U. S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         (b) Termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party except as provided in Section 12 hereof.

         14. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 10 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         15. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292,
Attention: Equity Transactions Group, (facsimile: (212) 778-4312); and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 16800 Greenspoint Park, Suite 225N, Houston, Texas 77060, (facsimile: (281) 873-4141); and if to the Selling Securityholders, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Selling Securityholders c/o Vaughn
E. Drum at 16800 Greenspoint Park, Suite 225N, Houston, TX  77630, (facsimile:
(281) 873-4141).

         16. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Securityholders the Additional Selling Securityholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this





                                        -33-
                                                 Draft Dated September 26, 1997

Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in
Section 10 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the Selling Securityholders, the Additional Selling Securityholders, directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         17. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

         18. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each Selling Securityholder accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Selling Securityholder designates and appoints Vaughn E. Drum and such other persons as may hereafter be selected by each Selling Securityholder irrevocable agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Selling Shareholder to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Selling Securityholder at its address provided in
Section 15 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by a Selling Shareholder refuses to accept service, such Selling Securityholder hereby agrees that service of process sufficient for personal jurisdiction in any action against each Selling Securityholder in the State of New York may be made by registered or certified mail, return receipt requested, to the Selling Shareholder at its address provided in Section 15 hereof, and each Selling Securityholder hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Selling Securityholder in the courts of any other jurisdiction.

         19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





                                        -34-
                                                 Draft Dated September 26, 1997

                 If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                       Very truly yours,

                                       UTI ENERGY CORP.



                                       By
                                          ------------------------------------
                                            Name:
                                            Title:

                                       SELLING SECURITYHOLDERS



                                       By
                                          ------------------------------------
                                            Name:
                                            Attorney-in-Fact for
                                                 Selling Securityholders


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
LEHMAN BROTHERS INC.
RAUSCHER PIERCE REFSNES, INC.
SIMMONS & COMPANY INTERNATIONAL

By PRUDENTIAL SECURITIES INCORPORATED


By
   --------------------------------------
     Jean-Claude Canfin
     Managing Director

For itself and on behalf of the Representatives.





                                        -35-
                                                 Draft Dated September 26, 1997

                                  SCHEDULE 1-A

                            SELLING SECURITYHOLDERS



                                                                       Number of
                                                                    Firm Securities
Selling Securityholders:                                               to be Sold
                                                                       ----------
Remy Capital Partners III, L.P. . . . . . . . . . . . . . . . . .       1,588,388
Remy Investors and Consultants, Incorporated  . . . . . . . . . .            ____
Quarles Drilling Corporation  . . . . . . . . . . . . . . . . . .         733,779
Shamrock Holdings of California, Inc. . . . . . . . . . . . . . .         533,333
Sam K. Viersen Family Foundation, Inc.  . . . . . . . . . . . . .         200,000
The Sam K. Viersen Trust dated September 9, 1986,
    as Amended and Restated on May 11, 1994 . . . . . . . . . . .         400,000
Canpartners Investments IV, L.L.C.  . . . . . . . . . . . . . . .         720,000
Four Flags Drilling Company . . . . . . . . . . . . . . . . . . .          60,000
Neil E. Hanson  . . . . . . . . . . . . . . . . . . . . . . . . .          31,800
Chris N. Hanson . . . . . . . . . . . . . . . . . . . . . . . . .          30,000
Kurt M. Hanson  . . . . . . . . . . . . . . . . . . . . . . . . .          14,400
Erik G. Hanson  . . . . . . . . . . . . . . . . . . . . . . . . .          28,800
Kenneth N. Berns  . . . . . . . . . . . . . . . . . . . . . . . .            ____
Vaughn E. Drum  . . . . . . . . . . . . . . . . . . . . . . . . .       ---------
                                                                        4,340,500
                                                                        =========





                                        S-1A
                                                 Draft Dated September 26, 1997

                                  SCHEDULE 1-B

                       ADDITIONAL SELLING SECURITYHOLDERS


                                                                  Number of Option
                                                                  Securities to be
                                                                  sold if Maximum
Additional Selling Securityholders:                               Option Exercised
                                                                  ----------------
Remy Capital Partners III, L.P. . . . . . . . . . . . . . . . . .      165,000
Remy Investors and Consultants, Incorporated  . . . . . . . . . .      165,000
Kenneth N. Berns  . . . . . . . . . . . . . . . . . . . . . . . .       30,000
Vaughn E. Drum  . . . . . . . . . . . . . . . . . . . . . . . . .      112,500
                                                                       -------
                                                                       472,500
                                                                       =======





                                        S-1B
                                                 Draft Dated September 26, 1997

                                   SCHEDULE 2

                                  UNDERWRITERS

                                                                    Number of Firm
                                                                    Securities to
Underwriter                                                         be Purchased
-----------                                                         -------------
Prudential Securities Incorporated . . . . . . . . . . . . . . . .
Lehman Brothers Inc.  . . . . . . .. . . . . . . . . . . . . . . .
Rauscher Pierce Refsnes, Inc. . . .. . . . . . . . . . . . . . . .
Simmons & Company International . .. . . . . . . . . . . . . . . .    ________





         Total  . . . . . . . . . .. . . . . . . . . . . . . . . .    5,915,500
                                                                      =========





                                        S-2
                                                 Draft Dated September 26, 1997

                                   SCHEDULE 3

                                  SUBSIDIARIES


Name                                        Jurisdiction of Incorporation
----                                        -----------------------------





                                        S-3
                                                 Draft Dated September 26, 1997